July 10, 2003

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

                  SUPPLEMENT TO THE MAY 1, 2003 PROSPECTUSES OF
                      PIONEER VARIABLE CONTRACTS TRUST FOR
                     PIONEER SMALL COMPANY VCT PORTFOLIO AND
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO


The portfolios will institute the following policy change on September 18, 2003, and the corresponding section of the prospectus will read as follows. Please refer to the prospectus for the full text of the supplemented section.

BASIC INFORMATION ABOUT PIONEER SMALL COMPANY VCT PORTFOLIO AND PIONEER SMALL CAP VALUE VCT PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES
Normally, the portfolio invests at least 80% of its net assets in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.















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                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC